SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
December 15, 2008
Date of Report (Date of earliest event reported)
SUPERIOR WELL SERVICES, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51435 (Commission File Number)	20-2535684 (IRS Employer Identification Number)
1380 Rt. 286 East, Suite #121
Indiana, Pennsylvania 15701
(Address of principal executive offices)
(724) 465-8904
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Other Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23.1
EX-99.1
EX-99.2

Item 8.01. Other Events.
          Superior Well Services, Inc. (the “Company”) is filing this Current Report on Form 8-K for the purpose of, among other things, incorporating the contents of this report in the Company’s Registration Statement on Form S-3 declared effective on September 4, 2008 and the Company’s Registration Statement on Form S-4 declared effective on August 31, 2007.
          This report is being filed to include (a) Note 11 to the Company’s audited consolidated financial statements at December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 and (b) Note 10 to the Company’s unaudited consolidated interim financial statements at September 30, 2008 and for the three months and nine months ended September 30, 2007 and 2008. The updated notes provide information required by Note 1 of Rule 3-10(f) of Regulation S-X promulgated by the Securities and Exchange Commission (the “Commission”) with respect to Superior GP, L.L.C. (“GP”), Superior Well Services, Ltd. (“Superior LTD”) and SWSI Fluids, LLC (“Fluids,” together with GP and Superior LTD, the “Subsidiaries”). By virtue of filing such financial information for the Subsidiaries, the Subsidiaries will be exempt from reporting requirements under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”) pursuant to Rule 12h-5 under the Exchange Act. Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 are being amended in their entirety and are attached as exhibits hereto and are incorporated by reference herein.
          This report should be read in connection with the Company’s Annual report on Form 10-K for the year ended December 31, 2007 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, as well as its other filings with the Commission.
Item 9.01. Financial Statements and Other Exhibits
     (d) Exhibits

Exhibit No.	Description

23.1	Consent of Schneider Downs & Co., Inc.

99.1	Item 8 of Annual Report on Form 10-K for the year ended December 31, 2007 — Financial Statements

99.2	Item 1, Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 — Financial Statements

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR WELL SERVICES, INC. (Registrant)
/s/ Thomas W. Stoelk
Thomas W. Stoelk Vice President & Chief Financial Officer

Dated: December 15, 2008

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Schneider Downs & Co., Inc.

99.1	Item 8 of Annual Report on Form 10-K for the year ended December 31, 2007 — Financial Statements

99.2	Item 1, Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 — Financial Statements